UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant	☑
Filed by a Party other than the Registrant	☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Olema Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Olema ONCOLOGY

VOTE

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How to Vote

Online

Go to **www.envisionreports.com/OLMA** or scan the QR code – login details are located in the shaded bar below.

Phone

Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Votes submitted electronically and by phone must be received by 11:59 p.m. Eastern Time, on June 16, 2026

Stockholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the Olema Pharmaceuticals, Inc. Annual Meeting of Stockholders to be Held on June 17, 2026.

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting of Stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy of the proxy materials. The items to be voted on and location of the annual meeting are on the reverse side.
Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at:

www.envisionreports.com/OLMA

Easy Online Access – View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/OLMA.**
Step 2: Click on **Cast Your Vote or Request Materials.**
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 7, 2026 to facilitate timely delivery.

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Stockholder Meeting Notice

The 2026 Annual Meeting of Stockholders of Olema Pharmaceuticals, Inc., or the Annual Meeting, will be held on June 17, 2026 in a virtual format only, live via the Internet at 8:00 a.m. Pacific Time. You will be able to attend the Annual Meeting by first registering at web.viewproxy.com/olma/2026. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the Annual Meeting. Stockholders will be able to listen, vote, and submit questions during the virtual Annual Meeting. All registrations to attend the Annual Meeting must be received by 11:59 p.m. Eastern Time on June 15, 2026.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote FOR all the nominees listed under Proposal 1, and FOR Proposals 2 and 3.

1. Election of the four nominees for Class III director named in the accompanying proxy statement to hold office until the Company's 2029 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.
   Nominees:
   01 - Sean Bohen, M.D., Ph.D.
   02 - Scott Garland
   03 - Yi Larson
   04 - Andrew Rappaport
2. Approval, on an advisory basis, of the compensation of the Company's named executive officers.
3. Ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026.

NOTE: Your proxy holder will also vote on any other business properly brought before the meeting or any adjournment or postponement thereof.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

- **Internet** – Go to **www.envisionreports.com/OLMA**. Click Cast Your Vote or Request Materials.
- **Phone** – Call us free of charge at 1-866-641-4276.
- **Email** – Send an email to investorvote@computershare.com with "Proxy Materials Olema Pharmaceuticals, Inc." in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor.

  To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by June 7, 2026. There is NO charge for requesting a copy of the voting material(s).